Interest Expense - Summary of Interest Expense (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Disclosure Of Interest Expense [Abstract]
Interest incurred and similar charges	$ 3,448	$ 2,732	$ 1,832
Less: interest capitalised	(622)	(725)	(839)
Other net losses/(gains) on fair value hedges of debt	114	4	(37)
Accretion expense	1,102	1,192	932
Total	$ 4,042	$ 3,203	$ 1,888